                                                                 EXHIBIT 10.55

                         REGISTRATION RIGHTS AGREEMENT



                                    between

                                 US Order, Inc.

                                      and

                                 VeriFone, Inc.

                               December 21, 1993

                               TABLE OF CONTENTS

                                                         Page
 1. Definitions.........................................    1.
    1.1   Certain Definitions............................   1.
    1.2   Restrictions on Transfer.......................   2.
    1.3   Requested Registration.........................   3.
    1.4   Company Registration...........................   6.
    1.5   Expenses of Registration.......................   7.
    1.6   Registration on Form S-3.......................   7.
    1.7   Registration Procedures........................   8.
    1.8   Indemnification................................   9.
    1.9   Information by Holder..........................  11.
    1.10  Limitations on Subsequent Registration Rights.   11.
    1.11  Rule 144 Reporting............................   11.
    1.12  Transfer or Assignment of Registration Right..   12.
    1.13  "Market Stand-Off" Agreement..................   12.
    1.14  Allocation of Registration Opportunities......   13.
    1.15  Delay of Registration.........................   13.
    1.16  Termination of Registration Rights............   13.

2.  Miscellaneous.......................................   13.
    2.1   Governing Law..................................  13.
    2.2   Successors and Assigns.........................  13.
    2.3   Entire Agreement; Amendment; Waiver............  14.
    2.4   Notices, Etc...................................  14.
    2.5   Delays or Omissions............................  14.
    2.6   Rights; Separability...........................  14.
    2.7   Information Confidential.......................  14.
    2.8   Titles and Subtitles...........................  15.
    2.9   Counterparts...................................  15.

                                     i.

                               US ORDER, INC.
                        REGISTRATION RIGHTS AGREEMENT


     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into as of the 21st day of December 1993, by and between US ORDER, INC., a Delaware corporation (the "Company"), and all purchasers of the Company's Series C Preferred Stock, as listed on Schedule A attached hereto.

     NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein, the Company and each Investor, as defined below, hereby agrees as follows:

     1.  DEFINITIONS.

         1.1 Certain Definitions. As used in this Agreement, the following terms shall have the meanings set forth below:

             (a) "Closing" shall mean the date of the initial sale of shares of the Company's Series C Preferred Stock.

             (b) "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

             (c) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any similar successor federal statute and the rules and regulations thereunder, all as the same shall be in effect from time to time.

             (d) "Holder" shall mean any Investor who holds Registrable Securities and any holder of Registrable Securities to whom the registration rights conferred by this Agreement have been transferred in compliance with
Section 1.2 and Section 1.12 hereof.

             (e) "Initiating Holders" shall mean any Holder or Holders who in the aggregate hold not less than twenty-five percent (25%) of the outstanding Registrable Securities.

             (f) "Investor" shall mean each purchaser of the Company's Series C Preferred Stock.

             (g) "Other Stockholders" shall mean persons other than Holders who, by virtue of agreements with the Company, are entitled to include securities in certain registrations hereunder.

             (h) "Registrable Securities" shall mean (i) shares of Common Stock issued or issuable pursuant to the conversion of the Shares, and (ii) any Common Stock issued as a dividend or other distribution with respect to, or in exchange or in replacement of, the Shares referred to in clause (i) above; provided, however, that Registrable Securities shall not

                                      1.

include any shares of Common Stock which have previously been registered or which have been sold to the public, or which have been sold in a private transaction in which the transferor's rights under this Agreement are not assignable or assigned.

             (i) The terms "register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

             (j) "Registration Expenses" shall mean all expenses incurred by the Company in effecting any registration pursuant to this Agreement, including, without limitation, all registration, qualification, and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and expenses of any regular or special audits incident to or required by any such registration, but shall not include Selling Expenses and the compensation of regular employees of the Company, the latter of which shall be paid in any event by the Company.

             (k) "Restricted Securities" shall mean any Registrable Securities required to bear the legend set forth in Section 1.2(b) hereof.

             (l) "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

             (m) "Rule 145" shall mean Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

             (n) "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

             (o) "Selling Expenses" shall mean all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and fees and disbursements of counsel for any Holder (other than the fees and disbursements of counsel included in Registration Expenses.).

             (p) "Shares" shall mean the shares of Series C Preferred Stock of the Company.

        1.2 Restrictions on Transfer. Each Holder agrees not to make any disposition of all or any portion of the Registrable Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by this Section 1.2, provided and to the extent such Section is then applicable and:

                                      2.

             (i) There is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

             (ii) (A) Such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and (B) if reasonably requested by the Company, such Holder shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Securities Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144 except in unusual circumstances.

             (iii) Notwithstanding the provisions of paragraphs (i) and (ii) above, no such registration statement or opinion of counsel shall be necessary for a transfer by a Holder which is (A) a partnership to its partners or retired partners in accordance with partnership interests, or (B) to the Holder's family member or trust for the benefit of an individual Holder, provided the transferee will be subject to the terms of this Section 1.2 to the same extent as if such transferee were an original Holder hereunder.

         (a) Each certificate representing Registrable Securities shall (unless otherwise permitted by the provisions of this Agreement) be stamped or otherwise imprinted with a legend substantially similar to the following (in addition to any legend required under applicable state securities laws):

     THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER SUCH ACT OR UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

         (b) The Company shall be obligated to reissue promptly unlegended certificates at the request of any Holder thereof if the Holder shall have obtained an opinion at such Holder's expense of counsel (which counsel may be counsel to the Company) reasonably acceptable to the Company to the effect that the securities proposed to be disposed of may lawfully be so disposed of without registration, qualification or legend.

         (c) Any legend endorsed on an instrument pursuant to applicable state securities laws and the stop-transfer instructions with respect to such securities shall be removed upon receipt by the Company of an order of the appropriate blue sky authority authorizing such removal.

    1.3  Requested Registration.

         (a) Request for Registration. If the Company shall receive from Initiating Holders at any time or times not earlier than the earlier of (i) three years after the date

                                     3.

of this Agreement or (ii) one year after the effective date of the first registration statement filed by the Company covering an underwritten offering of any of its securities to the general public that is declared or ordered effective, a written request that the Company effect any registration with respect to all or a part of the Registrable Securities, the aggregate expected price to the public of which equals at least $7,500,000, the Company will:

                    (i) promptly give written notice of the proposed registration to all other Holders; and

                    (ii) as soon as practicable, use its best efforts to effect such registration (including, without limitation, filing post-effective amendments, appropriate qualifications under applicable blue sky or other state securities laws, and appropriate compliance with the Securities Act) and as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in a written request received by the Company within ten (10) days after such written notice from the Company is mailed or delivered.

     The Company shall not be obligated to effect, or to take any action to effect, any such registration pursuant to this Section 1.3:

                         (A)  In any particular jurisdiction in which the
Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                         (B)  After the Company has initiated two such
registrations pursuant to this Section 1.3(a) (counting for these purposes only registrations which have been declared or ordered effective and pursuant to which securities have been sold and registrations which have been withdrawn by the Holders as to which the Holders have not elected to bear the Registration Expenses pursuant to Section 1.5 hereof and would, absent such election, have been required to bear such expenses);

                         (C)  During the period starting with the date sixty
(60) days prior to the Company's good faith estimate of the date of filing of, and ending on a date one hundred eighty (180) days after the effective date of, a Company-initiated registration; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                         (D)  If the Initiating Holders propose to dispose of
shares of Registrable Securities which may be immediately registered on Form S-3 pursuant to a request made under Section 1.6 hereof;

                         (E)  If the Initiating Holders do not request that such
offering be firmly underwritten by underwriters selected by the Initiating Holders (subject to the consent of the Company, which consent will not be unreasonably withheld); or

                                     4.

                        (F) If the Company and the Initiating Holders are unable to obtain the commitment of the underwriter described in clause (E) above to firmly underwrite the offer.

             (b) Subject to the foregoing clauses (A) through (F), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the Initiating Holders; provided, however, that if (i) in the good faith judgment of the Board of Directors of the Company, such registration would be seriously detrimental to the Company and the Board of Directors of the Company concludes, as a result, that it is essential to defer the filing of such registration statement at such time, and (ii) the Company shall furnish to such Holders a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company for such registration statement to be filed in the near future and that it is, therefore, essential to defer the filing of such registration statement, then the Company shall have the right to defer such filing (except as provided in clause (C) above) for a period of not more than one hundred eighty (180) days after the receipt of the request of the Initiating Holders, and, provided further, that the Company shall not defer its obligation in this manner more than once in any twelve-month period.

     The registration statement filed pursuant to the request of the Initiating Holders may, subject to the provisions of Sections 1.3(b) and 1.14 hereof, include other securities of the Company, with respect to which registration rights have been granted, and may include securities of the Company being sold for the account of the Company.

             (c) Underwriting. The right of any Holder to registration pursuant to Section 1.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder with respect to such participation and inclusion) to the extent provided herein. A Holder may elect to include in such underwriting all or a part of the Registrable Securities such Holder holds.

             (d) Procedures. If the Company shall request inclusion in any registration pursuant to Section 1.3 of securities being sold for its own account, or if other persons shall request inclusion in any registration pursuant to Section 1.3, the Initiating Holders shall, on behalf of all Holders, offer to include such securities in the underwriting and may condition such offer on their acceptance of the further applicable provisions of this Section 1 (including Section 1.13). The Company shall (together with all Holders and other persons proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders, which underwriters are reasonably acceptable to the Company. Notwithstanding any other provision of this Section 1.3, if the representative of the underwriters advises the Initiating Holders in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of shares to be included in the underwriting or registration shall be allocated as set forth in Section 1.14

                                     5.

hereof. If a person who has requested inclusion in such registration as provided above does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company, the underwriter or the Initiating Holders. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration. If shares are so withdrawn from the registration and if the number of shares to be included in such registration was previously reduced as a result of marketing factors pursuant to this Section 1.3(d), then the Company shall offer to all Holders who have retained rights to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among such Holders requesting additional inclusion in accordance with Section 1.14.

          1.4  Company Registration.

               (a) If the Company shall determine to register any of its securities either for its own account or the account of a security holder or holders exercising their respective demand registration rights (other than pursuant to Section 1.3 or 1.6 hereof), other than a registration relating solely to employee benefit plans, or a registration relating solely to a Rule 145 transaction, or a registration on any registration form that does not permit secondary sales, the Company will:

                    (i) promptly give to each Holder written notice thereof; and

                    (ii) use its best efforts to include in such registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 1.4(b) below, and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by any Holder and received by the Company within ten (10) days after the written notice from the Company described in clause (i) above is mailed or delivered by the Company. Such written request may specify all or a part of a Holder's Registrable Securities.

               (b) Underwriting. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section l.4(a)(i). In such event, the right of any Holder to registration pursuant to this Section 1.4 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders of securities of the Company with registration rights to participate therein distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the representative of the underwriter or underwriters selected by the Company.

     Notwithstanding any other provision of this Section 1.4, if the representative of the underwriters advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the representative may (subject to the limitations set forth

                                     6.

below) exclude all Registrable Securities from, or limit the number of Registrable Securities to be included in, the registration and underwriting.
The Company shall so advise all Holders of securities requesting registration, and the number of shares of securities that are entitled to be included in the registration and underwriting shall be allocated first to the Company for securities being sold for its own account and thereafter as set forth in Section
1.14. If any person does not agree to the terms of any such underwriting, such person shall be excluded therefrom by written notice from the Company or the underwriter. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall also be withdrawn from such registration.

     If shares are so withdrawn from the registration or if the number of shares of Registrable Securities to be included in such registration was previously reduced as a result of marketing factors, the Company shall then offer to all persons who have retained the right to include securities in the registration the right to include additional securities in the registration in an aggregate amount equal to the number of shares so withdrawn, with such shares to be allocated among the persons requesting additional inclusion in accordance with
Section 1.14 hereof.

          1.5 Expenses of Registration. All Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 1.4 and 1.6 hereof, and the first two registrations pursuant to Section
1.3 hereof and reasonable fees of one counsel for the selling stockholders in the case of registrations pursuant to Sections 1.3 and 1.4 shall be borne by the Company; provided, however, that if the Holders bear the Registration Expenses for any registration proceeding begun pursuant to Section 1.3 and subsequently withdrawn by the Holders registering shares therein, such registration proceeding shall not be counted as a requested registration pursuant to Section
1.3 hereof. Furthermore, in the event that a withdrawal by the Holders is based upon material adverse information relating to the Company that is different from the information known or available (upon request from the Company or otherwise) to the Holders requesting registration at the time of their request for registration under Section 1.3, such registration shall not be treated as a counted registration for purposes of Section 1.3 hereof, even though the Holders do not bear the Registration Expenses for such registration. All Selling Expenses relating to securities so registered shall be borne by the Holders of such securities pro rata on the basis of the number of shares of securities so registered on their behalf, as shall be any other expenses in connection with the registration required to be borne by the Holders of such securities.

          1.6  Registration on Form S-3.

               (a) After its initial public offering, the Company shall use its best efforts to qualify for registration on Form S-3 or any comparable or successor form or forms. After the Company has qualified for the use of Form S-3, as an alternative to the rights contained in subsection 1.3 of this
Section 1, the Holders of not less than fifteen percent (15%) of the Registrable Securities then held by Holders shall have the right to request two (2) registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended methods of disposition of such shares by such Holder or Holders), provided, however, that the Company shall not be obligated to

                                     7.

effect any such registration if (i) the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) on Form S-3 at an aggregate price to the public of less than $1,000,000, or (ii) in the event that the Company shall furnish the certification described in paragraph 1.3(a)(ii) (but subject to the limitations set forth therein) or (iii) in a given twelve-month period, the Company has effected one (1) such registration in such period or (iv) it is to be effected more than five (5) years after the Company's initial public offering.

               (b) If a request complying with the requirements of Section 1.6(a) hereof is delivered to the Company, the provisions of Sections 1.3(a)(i) and (ii) and Section 1.3(b) hereof shall apply to such registration. If the registration is for an underwritten offering, the provisions of Sections 1.3(c) and 1.3(d) hereof shall apply to such registration.

          1.7 Registration Procedures. In the case of each registration effected by the Company pursuant to Section 1, the Company will keep each Holder advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will use its best efforts to:

               (a) Keep such registration effective for a period of one hundred twenty (120) days or until the Holder or Holders have completed the distribution described in the registration statement relating thereto, whichever first occurs; provided, however, that (i) such 120-day period shall be extended for a period of time equal to the period the Holder refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of the Company; and (ii) in the case of any registration of Registrable Securities on Form S-3 which are intended to be offered on a continuous or delayed basis, such 120-day period shall be extended, if necessary, to keep the registration statement effective until all such Registrable Securities are sold, provided that Rule 145, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment that (I) includes any prospectus required by Section 10(a)(3) of the Securities Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the registration statement, the incorporation by reference of information required to be included in (I) and (II) above to be contained in periodic reports filed pursuant to
Section 13 or 15(d) of the Exchange Act in the registration statement;

               (b) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

               (c) Furnish such number of prospectuses and other documents incident thereto, including any amendment of or supplement to the prospectus, as a Holder from, time to time may reasonably request;

                                     8.

               (d) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed;

               (e) Provide a transfer agent and registrar for all Registrable Securities registered pursuant to such registration statement and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

               (f) Otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act; and

               (g) In connection with any underwritten offering pursuant to a registration statement filed pursuant to Section 1.3 hereof, the Company will enter into an underwriting agreement in form reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement contains customary underwriting provisions and provided further that if the underwriter so requests the underwriting agreement will contain customary contribution provisions.

          1.8  Indemnification.

               (a) The Company will indemnify each Holder, each of its officers, directors and partners, legal counsel, and accountants and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to this Section 1, and each underwriter, if any, and each person who controls within the meaning of Section 15 of the Securities Act any underwriter, against all expenses, claims, losses, damages, and liabilities (or actions, proceedings, or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other document (including any related registration statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, or any violation by the Company of the Securities Act or any rule or regulation thereunder applicable to the Company and relating to action or inaction required of the Company in connection with any such registration, qualification, or compliance, and will reimburse each such Holder, each of its officers, directors, partners, legal counsel, and accountants and each person controlling such Holder, each such underwriter, and each person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating and defending or settling any such claim, loss, damage, liability, or action, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability, or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by such Holder or

                                     9.

underwriter and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 1.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent has not been unreasonably withheld).

               (b) Each Holder will, if Registrable Securities held by such Holder are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify the Company, each of its directors, officers, partners, legal counsel, and accountants and each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, each other such Holder and Other Stockholder, and each of their officers, directors, and partners, and each person controlling such Holder or Other Stockholder, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Holders, Other Stockholders, directors, officers, partners, legal counsel, and accountants, persons, underwriters, or control persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company by such Holder and stated to be specifically for use therein provided, however, that the obligations of such Holder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages, or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Holder (which consent shall not be unreasonably withheld); and provided that in no event shall any indemnity under this Section 1.8 exceed the gross proceeds from the offering received by such Holder.

               (c)  Each party entitled to indemnification under this Section
1.8 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or any litigation resulting therefrom, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party's expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 1, to the extent such failure is not prejudicial. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or

                                     10.

the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with defense of such claim and litigation resulting therefrom.

               (d) If the indemnification provided for in this Section 1.8 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such toss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

               (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

          1.9 Information by Holder. Each Holder of Registrable Securities shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification, or compliance referred to in this Section 1.

          1.10 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of a majority in interest of the Holders, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights the terms of which are more favorable than the registration rights granted to the Holders hereunder.

          1.11 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission that may permit the sale of the Restricted Securities to the public without registration, the Company agrees to use its best efforts to:

               (a) Make and keep public information regarding the Company available as those terms are understood and defined in Rule 144 under the Securities Act, at all times from and after ninety (90) days following the effective date of the first registration under the Securities Act filed by the Company for an offering of its securities to the general public;

                                     11.

               (b) File with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act at any time after it has become subject to such reporting requirements;

               (c) So long as a Holder owns any Restricted Securities, furnish to the Holder forthwith upon written request a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time from and after ninety (90) days following the effective date of the first registration statement filed by the Company for an offering of its securities to the general public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy, of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as a Holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a Holder to sell any such securities without registration.

          1.12 Transfer or Assignment of Registration Rights. The rights to cause the Company to register securities granted to a Holder by the Company under this Section 1 may be transferred or assigned by a Holder only to a transferee or assignee of not less than 50,000 shares of Registrable Securities (as presently constituted and subject to subsequent adjustments for stock splits, stock dividends, reverse stock splits, and the like), provided that the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of the transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, and, provided further, that the transferee or assignee of such rights assumes in writing the obligations of such Holder under this Section 1.

          1.13 "Market Stand-Off" Agreement. If requested by the Company and an underwriter of Common Stock (or other securities) of the Company, a Holder shall not sell or otherwise transfer or dispose of any Common Stock (or other securities) of the Company held by such Holder (other than those included in the registration) during the one hundred eighty (180) day period following the effective date of a registration statement of the Company filed under the Securities Act, provided that:

               (a) such agreement shall only apply to the first such registration statement of the Company, including securities to be sold on its behalf to the public in an underwritten offering; and

               (b) all Holders, Other Stockholders, officers, directors, affiliates and any persons holding securities representing 5% or more of the normal voting power of the Company are bound by similar agreements.

     The obligations described in this Section 1.13 shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may

                                     12.

impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said one hundred eighty
(180) day period.

          1.14 Allocation of Registration Opportunities. In any circumstance in which all of the Registrable Securities and other shares of Common Stock of the Company (including shares of Common Stock issued or issuable upon conversion of shares of any currently unissued series of Preferred Stock of the Company) with registration rights (the "Other Shares") requested to be included in a registration on behalf of the Holders or Other Stockholders cannot be so included as a result of limitations of the aggregate number of shares of Registrable Securities and Other Shares that may be so included, the number of shares of Registrable Securities and Other Shares that may be so included shall be allocated among the Holders and Other Stockholders requesting inclusion of shares pro rata on the basis of the number of shares of Registrable Securities and Other Shares that would be held by such Holders and Other Stockholders, assuming conversion; provided, however, so that such allocation shall not operate to reduce the aggregate number of Registrable Securities and Other Shares to be included in such registration, if any Holder or Other Stockholder does not request inclusion of the maximum number of shares of Registrable Securities and Other Shares allocated to such person pursuant to the above-described procedure, the remaining portion of such person's allocation shall be reallocated among those requesting Holders and Other Stockholders whose allocations did not satisfy their requests pro rata on the basis of the number of shares of Registrable Securities and Other Shares which would be held by such Holders and Other Stockholders, assuming conversion, and this procedure shall be repeated until all of the shares of Registrable Securities and Other Shares which may be included in the registration on behalf of the Holders and Other Stockholders have been so allocated. The Company shall not limit the number of Registrable Securities to be included in a registration pursuant to this Agreement in order to include shares held by stockholders with no registration rights or to include founder's stock or any other shares of stock issued to employees, officers, directors, or consultants by the Company.

          1.15 Delay of Registration. No Holder shall have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 1.

          1.16 Termination of Registration Rights. The registration rights granted to the Holders under this Section 1 shall terminate upon the expiration of five years after the closing of the first registered firmly underwritten public offering of Common Stock of the Company.

     2.   MISCELLANEOUS.

          2.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of Delaware.

          2.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

                                     13.

          2.3 Entire Agreement; Amendment; Waiver. This Agreement (including the Exhibits hereto) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof. Neither this Agreement nor any term hereof may be amended, waived, discharged or terminated, except by a written instrument signed by the Company and the Holders of at least fifty percent (50%) of the Registrable Securities and any such amendment, waiver, discharge or termination shall be binding on all the Holders, but in no event shall the obligation of any Holder hereunder be materially increased, except upon the written consent of such Holder.

          2.4 Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by United States first-class mail, postage prepaid, sent by facsimile or delivered personally by hand or nationally recognized courier addressed (a) if to a Holder, as indicated on the signature page hereto, or at such other address or facsimile number as such Holder or a permitted assignee shall have furnished to the Company in writing, or (b) if to the Company, at the address or facsimile number on the signature page hereto, or to such other address or facsimile number as the Company shall have furnished to each Holder in writing. All such notices and other written communications shall be effective on the date of mailing, facsimile transfer or delivery.

          2.5 Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any Holder, upon any breach or default of the Company under this Agreement shall impair any such right, power or remedy of such Holder nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default therefore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any Holder of any breach or default under this Agreement or any waiver on the part of any Holder of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any Holder, shall be cumulative and not alternative.

          2.6 Rights; Separability. Unless otherwise expressly provided herein, a Holder's rights hereunder are several rights, not rights jointly held with any of the other Holders. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          2.7 Information Confidential. Each Holder acknowledges that the information received by such Holder pursuant hereto may be confidential and for its use only, and it will not use such confidential information in violation of the Exchange Act or reproduce, disclose or disseminate such information to any other person (other than its employees or agents having a need to know the contents of such information, and its attorneys), except in connection with the exercise of rights under this Agreement, unless the Company has made such information available to the public generally or such Holder is required to disclose such information by a governmental body.

                                     14.

          2.8 Titles and Subtitles. The titles of the paragraphs and subparagraphs of this Agreement are for convenience of reference only and are not to be considered in construing or interpreting this Agreement.

          2.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

                                     15.

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement effective as of the day and year first above written.

U.S. ORDER, INC.                       VERIFONE, INC.:


By:                                    By:
   ---------------------------            ----------------------------------
   D. Fraser Bullock                      Thomas W. Hubbs
   President                              Chief Financial Officer

Address: 13873 Park Center Road           Address: Three Lagoon Drive, Suite 400
         Suite 230                                 Redwood City, CA 94065
         Herndon, VA  22071

Facsimile No.: (703) 834-9668             Facsimile No.: (415) 598-5676

KNIGHT RIDDER, INC.                       WORLDCORP, INC.


By:                                       By:
   ---------------------------               -------------------------------
   Ross Jones                                A. Scott Andrews
   CFO and Senior Vice President          Chief Financial Officer
     of Finance

Address: 6th Floor                           Address: 13873 Park Center Road
         1 Herald Plaza                               Suite 230
         Miami, FL.  33132                            Herndon, VA 22071

Facsimile No.: (305) 376-3876                Facsimile No.: (703) 834-9212

MELLON BANK, N.A., TRUSTEE
FOR HOECHST CELANESE
  CORPORATION
EMPLOYEE BENEFIT MASTER TRUST                JEROME KOHLBERG, Jr.


By:                                          By:
   ---------------------------                  ----------------------------
   Name Printed:                                Name Printed:
   Title Printed:                               Title Printed:

Address: 1 Mellon Bank Center                Address: 20 W. 55th  Street
         500 Grant Street                             9th Floor
         Room 151-3425                                New York, NY 10019
         Pittsburgh, PA 15258                         Attn: Jerome Kohlberg, Jr.


Facsimile No.: (412) 234-0555                    Facsimile No.: (305) 568-2005
Attn: Bernadette Rist                            Attn:  Janet Holloway

                                   SCHEDULE A


                                                  Number of Shares of
Name of Investor                           Series C Preferred Stock Purchased
- ----------------                           ----------------------------------
Knight Ridder, Inc.                                      841,515
VeriFone, Inc.                                           465,180
WorldCorp, Inc.                                          236,083
Mellon Bank, N.A., as
  Trustee for Hoechst
  Celanese Corporation
  Employee Benefit
  Master Trust                                           112,202
Jerome Kohlberg, Jr.                                      28,051

     IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement effective as of the day and year first above written.

U.S. ORDER, INC.                       VERIFONE, INC.:


By: /s/ FRASER BULLOCK                 By: /s/ THOMAS W. HUBBS
   ---------------------------            ----------------------------------
   D. Fraser Bullock                      Thomas W. Hubbs
   President                              Chief Financial Officer

Address: 13873 Park Center Road           Address: Three Lagoon Drive, Suite 400
         Suite 230                                 Redwood City, CA 94065
         Herndon, VA  22071

Facsimile No.: (703) 834-9668             Facsimile No.: (415) 598-5676

KNIGHT RIDDER, INC.                       WORLDCORP, INC.


By:                                       By:
   ---------------------------               -------------------------------
   Ross Jones                                A. Scott Andrews
   CFO and Senior Vice President             Chief Financial Officer
     of Finance

Address: 6th Floor                           Address: 13873 Park Center Road
         1 Herald Plaza                               Suite 230
         Miami, FL.  33132                            Herndon, VA 22071

Facsimile No.: (305) 376-3876                Facsimile No.: (703) 834-9212

MELLON BANK, N.A., TRUSTEE
FOR HOECHST CELANESE
  CORPORATION
EMPLOYEE BENEFIT MASTER TRUST                JEROME KOHLBERG, Jr.


By:                                          By:
   ---------------------------                  ----------------------------
   Name Printed:                                Name Printed:
   Title Printed:                               Title Printed:

Address: 1 Mellon Bank Center                Address: 20 W. 55th  Street
         500 Grant Street                             9th Floor
         Room 151-3425                                New York, NY 10019
         Pittsburgh, PA 15258                         Attn: Jerome Kohlberg, Jr.


Facsimile No.: (412) 234-0555                    Facsimile No.: (305) 568-2005
Attn: Bernadette Rist                            Attn:  Janet Holloway